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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549

                                    FORM 8-K

                                 CURRENT REPORT

                     Pursuant to Section 13 or 15(d) of the

                         Securities Exchange Act of 1934

Date of Report (Date of earliest event reported) December 31, 2003

Structured Asset Mortgage Investments II Inc. (as depositor under the American Home Mortgage Investment Trust 2003-1 Indenture dated as of December 31, 2003, providing for, inter alia, the issuance of Mortgage-Backed Notes Series 2003-1)

                 STRUCTURED ASSET MORTGAGE INVESTMENTS II INC.
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             (Exact name of registrant as specified in its charter)


      Delaware                        333-106323               33-0183252
----------------------------         -----------             ----------------
(State or Other Jurisdiction         (Commission             (I.R.S. Employer
   of Incorporation)                 File Number)           Identification No.)


383 Madison Avenue                                             10179
------------------                                          ----------
New York, New York                                          (Zip Code)
(Address of Principal
Executive Offices)


Registrant's telephone number, including area code, is (212) 272-2000

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Item 2.     Acquisition or Disposition of Assets. For a description of the
            Notes and the Mortgage Pool, refer to the Indenture.

Item 7.     Financial Statements, Pro Forma Financial Information and Exhibits.

                  (a)      Not applicable

                  (b)      Not applicable

                  (c)      Exhibits:


                     Exhibit No.   Description
                     -----------   -----------

                     3.1 Amended and Restated Trust Agreement, dated as of December 31, 2003, among Structured Asset Mortgage Investments II, Inc., as Depositor, Wilmington Trust Company, as Owner Trustee and Deutsche Bank National Trust Company, as Certificate Registrar and Certificate Paying Agent.

                     Exhibit No.   Description
                     -----------   -----------
                     4.1           Indenture dated as of December 31, 2003,
                                   between American Home Mortgage Investment
                                   Trust 2003-1, as Issuer, Deutsche Bank
                                   National Trust Company, as Indenture Trustee and Wells Fargo Bank Minnesota, National
                                   Association, as Securities Administrator.

                     Exhibit No.   Description
                     -----------   -----------
                     99.1          Sale and Servicing Agreement, dated as of
                                   December 31, 2003, between Structured Asset
                                   Mortgage Investments II Inc., as Depositor,
                                   American Home Mortgage Investment Trust
                                   2003-1, as Issuer, Wells Fargo Bank
                                   Minnesota, National Association, as Master
                                   Servicer and Securities Administrator,
                                   Deutsche Bank National Trust Company, as
                                   Indenture Trustee, and EMC Mortgage
                                   Corporation, as Seller and Company.

                     Exhibit No.   Description
                     -----------   -----------
                     99.2          Administration Agreement, dated as of
                                   December 31, 2003, between American Home
                                   Mortgage Investment Trust 2003- 1, as Issuer,
                                   Deutsche Bank National Trust Company, as
                                   Indenture Trustee, Wilmington Trust Company, as Owner Trustee and Structured Asset
                                   Mortgage Investments II Inc., as Depositor.




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                                    SIGNATURE

         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

                                         STRUCTURED ASSET MORTGAGE
                                         INVESTMENT II INC.


                                         By:  /s/ Baron Silverstein
                                            --------------------------------
                                         Name:    Baron Silverstein
                                         Title:   Vice President
Dated: January 15, 2004






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                                  EXHIBIT INDEX



             Item 601(a) of                Sequentially
Exhibit      Regulation S-K                Numbered
Number       Exhibit No.                   Description               Page
-----------  ----------------------------  ------------------        ------

3.1 Amended and Restated Trust Agreement, dated as of December 31, 2003, among Structured
             Asset Mortgage Investments II, Inc., as
             Depositor, Wilmington Trust Company, as Owner
             Trustee and Deutsche Bank National Trust
             Company, as Certificate Registrar and
             Certificate Paying Agent.

4.1 Indenture dated as of December 31, 2003, between American Home Mortgage Investment
             Trust 2003-1, as Issuer, Deutsche Bank
             National Trust Company, as Indenture Trustee and Wells Fargo Bank Minnesota, National
             Association, as Securities Administrator.

99.1 Sale and Servicing Agreement, dated as of December 31, 2003, between American Home
             Mortgage Investment Trust 2003-1, as Issuer,
             Wells Fargo Bank Minnesota, National
             Association, as Master Servicer and
             Securities Administrator, Deutsche Bank
             National Trust Company, as Indenture Trustee, and EMC Mortgage Corporation, as Seller and
             Company.


99.2         Administration Agreement, dated as of
             December 31, 2003, between American Home
             Mortgage Investment Trust 2003-1, as Issuer,
             Deutsche Bank National Trust Company, as
             Indenture Trustee, Wilmington Trust Company, as Owner Trustee and Structured Asset
             Mortgage Investments II Inc., as Depositor.



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                                   EXHIBIT 3.1







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                                   EXHIBIT 4.1







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                                  EXHIBIT 99.1







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                                  EXHIBIT 99.2